ANNUAL MEETING OF STOCKHOLDERS OF

SEACOR Holdings Inc.
May 20, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.seacorholdingsinvestors.com
Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

■ 20930000000000000000 3	052010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO ELECT NINE DIRECTORS TO SERVE UNTIL THE 2011 ANNUAL MEETING OF STOCKHOLDERS.				2. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS SEACOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐
		NOMINEES:		3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.
☐	FOR ALL NOMINEES	☐	Charles Fabrikant
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Pierre de Demandolx
☐	FOR ALL EXCEPT (See instructions below)	☐	Richard Fairbanks	The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the Annual Meeting or any adjournments thereof.
		☐	John C. Hadjipateras
		☐	Oivind Lorentzen	This proxy hereby revokes any proxy heretofore given by the undersigned for the Annual Meeting.
		☐	Andrew R. Morse
		☐	Christopher Regan	Shares represented by this proxy will be voted in the manner directed. If no direction is made, this proxy will be voted FOR the nominees listed, and FOR Item 2.
		☐	Steven Webster
		☐	Steven J. Wisch

Only holders of record of SEACOR common stock at the close of business on March 22, 2010 will be entitled to notice of and to vote at the Annual Meeting.

Your vote is very important! Please complete, sign, date and return the enclosed proxy, whether or not you expect to attend the Annual Meeting, so that your shares may be represented at the Annual Meeting if you are unable to attend and vote in person. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS
If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll.  Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

SEACOR Holdings Inc.

Proxy for Annual Meeting of Stockholders
To be held at the offices of Weil, Gotshal & Manges LLP
located at 767 Fifth Avenue, New York, NY 10153
on May 20, 2010 at 9:00 a.m., Eastern time

The undersigned having received the Notice of Meeting and Proxy Statement of SEACOR Holdings Inc. (the "Company"), dated April 20, 2010, and Annual Report for the fiscal year ended December 31, 2009, hereby appoints and constitutes Messrs. Charles Fabrikant and Paul Robinson, and each of them, proxies with full power of substitution to vote for the undersigned at the Company's Annual Meeting of Stockholders to be held on May 20, 2010, and at any adjournments thereof (the "Annual Meeting"), as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEACOR Holdings Inc.

IMPORTANT - This proxy must be signed and dated on the reverse side.